UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Corporate Parkway, Suite 214N, Amherst, New York	14226
(Address of Principal Executive Offices)	(Zip Code)

716 882-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Computer Task Group, Incorporated, a New York corporation (the “Company” or “CTG”), on August 9, 2023 with the Securities and Exchange Commission (the “SEC”), on August 9, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cegeka Groep NV, a Belgian limited liability company (“Parent” or “Cegeka”), and Chicago Merger Sub, Inc., a New York corporation and a wholly-owned subsidiary of Cegeka (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company (the “Shares”), other than any Shares held by the Company (or treasury shares), Cegeka, Merger Sub and any other wholly-owned subsidiary of Cegeka, for $10.50 per Share, net to the seller in cash (the “Offer Price”), without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 23, 2023 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (as amended or supplemented from time to time, the “Letter of Transmittal,” which, together with the Offer to Purchase, constitute the “Offer”). The Offer is described in a Tender Offer Statement on Schedule TO (as amended or supplemented from time to time, and together with the exhibits thereto, the “Schedule TO”), filed by Parent and Merger Sub with the SEC on August 23, 2023.

The Offer expired as scheduled at one minute after 11:59 p.m., Eastern Time, on December 12, 2023 (12:00 midnight, Eastern Time, on December 13, 2023). Computershare Trust Company, N.A. (the “Depositary and Paying Agent”) advised that, as of that time, 12,806,181 Shares had been validly tendered and not validly withdrawn in the Offer. Such tendered Shares represent approximately 73.79% of the outstanding Shares. In addition, 339,327 Shares were tendered through notices of guaranteed delivery in the form accompanying the Offer (“Notices of Guaranteed Delivery”) with respect to Shares that had not been delivered in settlement or satisfaction of such guarantees, representing approximately 1.96% of the outstanding Shares. Merger Sub accepted for payment all Shares validly tendered and not withdrawn (other than Shares tendered through Notices of Guaranteed Delivery with respect to Shares that had not been delivered in settlement or satisfaction of such guarantees prior to such acceptance) and will promptly pay for such Shares in accordance with the terms of the Offer.

The number of Shares (excluding Shares with respect to which Notices of Guaranteed Delivery were received but which Shares were not yet delivered) tendered satisfied the Minimum Condition (as defined in the Merger Agreement). As the Minimum Condition and each of the other conditions of the Offer have been satisfied (or waived), Merger Sub accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

The foregoing summary description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 9, 2023, and which is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Loan and Security Agreement

On December 13, 2023, the Company and Bank of America, N.A. entered into a termination agreement (the “Termination Agreement”) with respect to the Loan and Security Agreement, dated May 19, 2021 (as amended, the “Amended Loan Agreement”), by and among the Company, as borrower, Bank of America, N.A., a national banking association, and the lenders under such credit facility. Following the entry into the Termination Agreement and the corresponding repayment of all amounts outstanding under the Amended Loan Agreement, the Amended Loan Agreement was terminated.

The foregoing summary of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Termination Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, on December 13, 2023, Merger Sub exercised its irrevocable option (the “Top-Up Option”) to purchase at a price per share equal to the Offer Price a number of newly issued, fully paid and nonassessable Shares (the “Top-Up Shares”) equal to the lesser of (i) the lowest number of Shares that, when added to the number of Shares owned by Cegeka, Merger Sub and any of their respective subsidiaries at the time of exercise of the Top-Up Option, constitutes one Share more than 90% of the outstanding Shares immediately after the issuance of the Top-Up Shares on a fully-diluted basis (which assumes conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or other terms and conditions thereof) and (ii) the aggregate number of authorized but unissued and unreserved Shares (including any treasury shares).

On December 13, 2023 (the “Closing Date”), pursuant to the terms of the Merger Agreement and in accordance with Section 905 of the Business Corporation Law of the State of New York (the “NYBCL”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger. Upon completion of the Merger, the Company became a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares owned directly or indirectly by the Company, Parent or Merger Sub) was converted into the right to receive the Offer Price, in cash, without interest and subject to any withholding of tax in accordance with the terms of the Merger Agreement. The effect of the Merger on Company stock options and other equity-based awards is described in “Item 3- Arrangements Between CTG and its Executive Officers, Directors and Affiliates” of the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on August 23, 2023, as amended on September 1, 2023, September 11, 2023, September 21, 2023, October 12, 2023, November 3, 2023, November 11, 2023, November 21, 2023 and December 12, 2023 which description is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the consummation of the Merger, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been consummated pursuant to the terms of the Merger Agreement, and (ii) requested that Nasdaq (x) suspend trading of the Shares effective December 13, 2023 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to Merger Sub’s exercise of the Top-Up Option, the Company issued 28,132,349 Shares (the “Top-Up Option Shares”) to Merger Sub for an aggregate purchase price of $295,389,662.52, representing a purchase price of $10.50 per Share. Merger Sub paid the purchase price for the Top-Up Option Shares in full by (i) delivery to the Company of $281,323.49 in cash and (ii) execution and delivery to the Company of a promissory note in the principal amount of $295,108,339.03 having terms as set forth in the Merger Agreement. The Top-Up Option Shares, when added to the Shares owned by Parent and Merger Sub at the time of the exercise of the Top-Up Option, represent one Share more than 90% of the Shares outstanding on a fully-diluted basis immediately after the issuance of the Top-Up Option Shares. The Top-Up Option Shares were issued as a private placement pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth under the Introductory Note, Item 2.01, Item 3.02, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of Merger Sub’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn pursuant to the Offer and the consummation of the Merger pursuant to Section 905 of the NYBCL on the Closing Date, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Parent. To the knowledge of the Company, there are no arrangements that may at a subsequent date result in a further change in control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Filip Gydé, James R. Helvey, III, David Klein, Valerie Rahmani, Raj Rajgopal and Kathryn Stein each resigned from his or her respective position as a member of the Company’s board of directors (the “Board”) and, as applicable, any committee thereof. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

On December 8, 2023, the Company, Computer Task Group Belgium NV, a company organized and existing under the laws of the Kingdom of Belgium (the “Belgian Subsidiary”), and Filip Gydé entered into a termination and settlement agreement to terminate by mutual agreement the employment agreement entered into on March 4, 2019 between the Company, the Belgian Subsidiary and Filip Gydé, effective immediately after the Effective Time.

Pursuant to the Merger Agreement, as of the Effective Time, the directors and officers of the Surviving Corporation (as defined therein) shall be the respective individuals who served as the directors and officers of Merger Sub as of immediately prior to the Effective Time, until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

The directors of Merger Sub immediately prior to the Effective Time were Stijn Bijnens and Stephan Daems. The officers of Merger Sub immediately prior to the Effective Time were Stijn Bijnens, President; and Stephan Daems, Secretary and Treasurer. Information regarding the new directors and executive officers is contained in the Offer to Purchase filed as Exhibit (a)(1)(A) to the Schedule TO, originally filed with the SEC on August 23, 2023, as subsequently amended, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended as set forth in the Certificate of Merger filed with the Secretary of State of the State of New York on December 13, 2023 (the “Amended Certificate of Incorporation”). In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s by-laws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Amended and Restated By-Laws”).

Copies of the Amended Certificate of Incorporation and the Amended and Restated By-Laws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01.	Other Events.

The information set forth under the Introductory Note above of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 8.01.

On December 13, 2023, the Company issued a joint press release relating to consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of August 9, 2023, by and among Computer Task Group, Incorporated, Cegeka Groep NV, and Chicago Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Form 8-K filed with the SEC by Computer Task Group, Incorporated on August 9, 2023).

3.1	Amended Certificate of Incorporation of Computer Task Group, Incorporated.

3.2	Amended and Restated By-Laws of Computer Task Group, Incorporated.

10.1*	Termination Agreement, dated December 13, 2023.

99.1	Joint Press Release, dated as of December 13, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: December 13, 2023	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	Senior Vice President, General Counsel & Secretary